Exhibit 10.4

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of January 24, 2007 by and among SL GREEN REALTY CORP. (the “Parent”), SL GREEN OPERATING PARTNERSHIP, L.P. (the “Borrower”), the financial institutions party hereto as “Lenders”, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”).

WHEREAS, the Parent, the Borrower, the Lenders and the Agent have entered into that certain Credit Agreement dated as of September 29, 2005 (as in effect immediately prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Parent, the Borrower, the Lenders and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Specific Amendments to Credit Agreement.  The parties hereto agree that the Credit Agreement is amended as follows:

(a)           The Credit Agreement is amended by amending or restating in full, as applicable, the following definitions (or indicated portions thereof): “1031 Property”; the second to last sentence of the definition of “Applicable Margin” and the row heading the table in clause (b) of such definition; “Capitalization Rate”; adding the indicated sentence to the end of the definition of “Eligible Property”; “Ground Lease”; clause (i) of the definition of “Indebtedness”; clause (a) of the definition of “Interest Period”; “L/C Commitment Amount”; “Material Subsidiary”; clauses (a) and (b) of the definition of “Net Proceeds,” the proviso in the first sentence of the definition of “Senior Debt”; and “Structured Finance Investments” contained in Section 1.1. thereof as follows:

“1031 Property” means property held by a “qualified intermediary” (a “QI”) or an “exchange accommodation titleholder” (an “EAT”) (or in either case, by one or more Wholly Owned Subsidiaries thereof, singly or as tenants in common) which is a single purpose entity and has entered into an “exchange agreement” or a “qualified exchange accommodation agreement” with the Borrower or a Guarantor in connection with the acquisition of such property by the Borrower or a Subsidiary pursuant to, and qualifying for tax treatment under, Section 1031 of the Internal Revenue Code.

“Applicable Margin”…

… During any period after the Investment Grade Rating Date for which the Parent has received a Credit Rating from only one Rating Agency, then the Applicable Margin shall be determined based on such Credit Rating…

…

Level	Credit Rating (S&P/Moody’s)	Applicable Margin for LIBOR Loans	Applicable Margin for Base Rate Loans

“Capitalization Rate” means six and three-quarters of one percent (6.75%).

“Eligible Property”…

An Eligible 1031 Property shall also constitute an Eligible Property.

“Ground Lease” means a ground lease containing the following terms and conditions: (a) a remaining term (exclusive of any unexercised extension options) of 40 years or more from the Agreement Date; (b) the right of the lessee to mortgage and encumber its interest in the leased property without the consent of the lessor; (c) the obligation of the lessor to give the holder of any mortgage Lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosures, and fails to do so; (d) reasonable transferability of the lessee’s interest under such lease, including ability to sublease; and (e) such other rights customarily required by mortgagees making a loan secured by the interest of the holder of the leasehold estate demised pursuant to a ground lease.  The ground lease associated with the property located at 1185 Avenue of the Americas, New York, New York, the term of which expires in the year 2043, will not be subject to the requirement of clause (a) of this definition.

“Indebtedness” …

…(i) all Indebtedness of other Persons which such Person has Guaranteed or is otherwise recourse to such Person (except for guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy and other similar exceptions to recourse liability); …

“Interest Period” …

… (a)      with respect to any LIBOR Loan, each period commencing on the date such LIBOR Loan is made or the last day of the next preceding Interest Period for such Loan and ending 7 days (with the approval of the Agent), 1, 2, 3 or 6 months thereafter, as the Borrower may select in a Notice of Borrowing, Notice of Continuation or Notice of Conversion, as the case may be, except that each Interest Period (other than one having a duration of 7 days) that commences on the last Business Day of a calendar month, or on a day for which there is no corresponding day in the appropriate subsequent calendar month, shall end on the last Business Day of the appropriate subsequent calendar month; and …

“L/C Commitment Amount” equals $125,000,000.

“Material Subsidiary” means any Subsidiary that directly owns or leases an Eligible Property or directly owns a Structured Finance Investment, or in the case of an Eligible 1031 Property, the Subsidiary that holds the note evidencing the loan made to the EAT or QI to finance the acquisition of such Eligible 1031 Property.

“Net Proceeds” means with respect to an Equity Issuance by a Person, an amount equal to (a) the aggregate amount of all cash and the Fair Market Value of all other property (other than securities of such Person or an Affiliate of such Person being converted or exchanged in connection with such Equity Issuance) received by such Person in respect of such Equity Issuance net of investment banking fees, legal fees, accountants’ fees, underwriting discounts and commissions and other customary fees and expenses actually incurred by such Person in connection with such Equity Issuance and minus (b) the aggregate amount of the proceeds of such Equity Issuance used at the time of such Equity Issuance to redeem, repurchase or otherwise acquire or retire any other Equity Interest (other than Mandatorily Redeemable Stock) of such Person.

“Senior Debt” …

…            ;provided, that Senior Debt shall not be deemed to include any other debt securities (and guarantees, if any, in respect of such debt securities) issued to any trust other than the Trust (or a trustee of any such trust), or to any partnership or other entity affiliated with the Borrower that is a financing vehicle of the Borrower (a “financing entity”) in connection with the issuance by such financing entity of equity securities or other securities pursuant to an instrument that ranks pari passu with or junior in right of payment to the Junior Subordinated Indenture …

“Structured Finance Investments” means, collectively, Investments directly or indirectly in (or in entities (other than Gramercy Capital Corp.) whose Investments are primarily in) (i) Indebtedness secured by Mortgages and Indebtedness in the form of mezzanine loans, and (ii) preferred equity Investments (including preferred limited partnership interests) in entities owning (or leasing pursuant to a Ground Lease) class B (or better) office properties located in the greater New York, New York area.  Structured Finance Investments shall also include existing Investments of the types described in the preceding sentence in entities with office properties in locations other than the greater New York, New York area, which existing Investments are held by the Borrower or a Wholly Owned Subsidiary of the Borrower as of the Agreement Date.

(b)           The Credit Agreement is further amended by inserting the following definitions in Section 1.1. thereof in appropriate alphabetical order:

“EAT” has the meaning given that term in the definition of 1031 Property.

“Eligible 1031 Property” means a 1031 Property which satisfies all of the following requirements: (a) such 1031 Property is fully developed as an office property; (b) the Borrower or a Subsidiary leases such 1031 Property from the applicable QI or EAT (or Wholly Owned Subsidiary(ies) thereof, as applicable) and the Borrower or a Subsidiary manages such 1031 Property; (c) the Borrower or a Subsidiary is obligated to purchase such 1031 Property (or Wholly Owned Subsidiary(ies) of the applicable QI or EAT that owns such 1031 Property) from the applicable QI or EAT and the applicable QI or EAT is obligated to sell such 1031 Property (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable) to the Borrower or a Subsidiary; (d) the applicable QI or EAT (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable) acquired such 1031 Property with the proceeds of a loan made by the Borrower or a Guarantor which loan is secured either by a Mortgage on such 1031 Property or a pledge of all of the Equity Interests of the applicable QI or EAT (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable); (e) neither such 1031 Property, nor any interest of the Borrower or any Subsidiary therein, is subject to any Lien (other than (i) Permitted Liens of the types described in clauses (a) through (e) of the definition of Permitted Liens and (ii) the Lien of a Mortgage or pledge referred to in the immediately preceding clause (d)) or a Negative Pledge; and (f) such 1031 Property is free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters individually or collectively which are not material to the profitable operation of such 1031 Property.  In no event shall a 1031 Property qualify as an Eligible 1031 Property for a period in excess of 180 consecutive days; provided, the Agent may in its discretion extend such period by an additional 10 Business Days to permit the Parent and the Borrower to comply with Section 7.12. to cause the owner of such 1031 Property to become a Guarantor.  For purposes of determining Total Asset Value and Unconsolidated Asset Value, as applicable, such 1031 Property shall be deemed to have been owned or leased by the Borrower or such Subsidiary from the date acquired by the applicable QI or EAT (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable).

“Existing Credit Agreements” means (a) that certain Credit Agreement dated as of January 24, 2007 by and among the Borrower, the Parent, the financial institutions from time to time party thereto as “Lenders”, Wachovia Bank, National Association, as Agent, and the other parties thereto and (b) that certain Third Amended and Restated Credit Agreement dated as of December 28, 2005 by and among the Borrower, the Parent, the financial institutions from time to time party thereto as “Lenders”, Wells Fargo Bank, National Association, as Agent, and the other parties thereto.

“Merger Agreement” means that certain Agreement and Plan of Merger dated as of August 3, 2006 by and among the Parent, Wyoming Acquisition Corp., Wyoming Acquisition GP LLC, Wyoming Acquisition Partnership LP, Reckson and the Reckson OP, pursuant to which the Parent is to acquire Reckson.

“Net Cash Proceeds” means with respect to (a) any conveyance, sale, lease, sublease, transfer or other disposition (each a “disposition”) of any Property owned or leased by a Reckson Party, the aggregate amount of all cash received (including without limitation, all cash payments received by way of deferred payment of principal or interest pursuant to a note or installment receivable or otherwise, but only as and when received), directly or indirectly, by the Parent or any Subsidiary in connection with such disposition net of (i) the amount of any out-of-pocket legal fees, title and recording tax expenses, commissions and other customary fees and expenses actually incurred by the Parent or any Subsidiary in connection with such disposition, (ii) any income taxes reasonably estimated in good faith to be payable by the Parent or any Subsidiary in connection with such disposition (after taking into account any available tax credits or deductions and any tax sharing arrangements) and other taxes thereon to the extent such other taxes are actually paid by the Parent or any Subsidiary, and (iii) any repayments by the Parent or any Subsidiary of Secured Indebtedness to the extent that such Secured Indebtedness is secured by a Lien on the property that is the subject of such disposition, and (b) the incurrence, assumption, refinancing or other means of becoming obligated of  or on Indebtedness (each an “incurrence”), the aggregate amount of all cash received by the Parent or any Subsidiary from such incurrence, net of the amount of any out-of-pocket legal fees, title and recording tax expenses, investment banking fees, underwriting discounts, commissions and other customary fees and expenses actually incurred by the Parent or any Subsidiary in connection therewith.

“QI” has the meaning given that term in the definition of 1031 Property.

“Reckson” means Reckson Associates Realty Corp., and shall include Reckson’s successors and permitted assigns.

“Reckson Indenture” means that certain Indenture dated as of March 26, 1999 by and among the Reckson OP, as Issuer, Reckson, as Guarantor, and The Bank of New York, as Trustee.

“Reckson Limitation Termination Event” means the earliest to occur of any of the following with respect to all Reckson Notes: (a) all Reckson Notes that are (i) Securities (as defined in the Reckson Indenture) are no longer Outstanding Securities (as defined in the Reckson Indenture) and (ii) Notes (as defined in the Reckson Note Purchase Agreement) are no longer outstanding; (b) the Parent shall have succeeded to, and shall have been substituted for, the Reckson OP as the “Issuer” under (i) the Reckson Indenture pursuant to Section 805 of the Reckson Indenture in respect of all such Securities and (ii) under the Reckson Note Purchase Agreement, or (c) the Reckson Note Documents and the Reckson Notes no longer contain any limitations on the ability of any of the Reckson Parties to incur Indebtedness (as defined in the Reckson Indenture) in respect of the Guaranty.

“Reckson Note Documents” means the Reckson Note Purchase Agreement and the Reckson Indenture.

“Reckson Note Purchase Agreement” means that certain Note Purchase Agreement dated August 27, 1997 among the Reckson OP, Reckson FS Limited Partnership and the Purchasers listed on Schedule A attached thereto, regarding $150,000,000 of 7.20% Notes issued on August 27, 1997 and due August 28, 2007.

“Reckson Notes” means (a) all Securities (as defined in the Reckson Indenture) issued by the Reckson OP pursuant to the terms of the Reckson Indenture, including without limitation, the following which are outstanding as of the Agreement Date: (i) $200,000,000 of 7.750% Notes issued March 26, 1999 and due March 15, 2009, (ii) $50,000,000 of 6.0% Notes issued June 17, 2002 and due June 15, 2007, (iii) $150,000,000 of 5.150% Notes  issued January 22, 2004 and due January 15, 2011, (iv) $150,000,000 of 5.875% Notes  issued August 13, 2004 and due August 15, 2014, (v) $287,500,000 of 4.000% Exchangeable Debentures issued June 27, 2005 and due June 15, 2025 and (vi) $275,000,000 of 6.0% Notes issued March 31, 2006 and due March 31, 2016; and (b) all Notes (as defined in the Reckson Note Purchase Agreement).

“Reckson OP” means Reckson Operating Partnership, L.P., and shall include the Reckson OP’s successors and permitted assigns.

“Reckson Parties” means Reckson, the Reckson OP and the other Reckson Subsidiaries.

“Reckson Subsidiaries” means the Reckson OP and the Subsidiaries of the Reckson OP.

(c)           The Credit Agreement is further amended inserting a new subsection (c) into Section 2.5. thereof as follows:

(c)           Inaccurate Financial Statements or Compliance Certificates.  If any financial statement or Compliance Certificate delivered pursuant to Section 8.3. is shown to be inaccurate (regardless of whether this Agreement is in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period prior to the Investment Grade Rating Date (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, then (i) the Borrower shall immediately deliver to the Agent a corrected Compliance Certificate for such Applicable Period, (ii) the Applicable Margin shall be determined on the basis of such corrected Compliance Certificate (as provided in clause (a) of the definition of Applicable Margin) for such Applicable Period, and (iii) the Borrower shall immediately pay to the Agent for the account of the Lenders the accrued additional interest, and accrued fees in respect of Letters of Credit under Section 3.6.(c), owing calculated based on such higher Applicable Margin for such Applicable Period, which payment shall be promptly applied in accordance with Section 3.2. This subsection shall not in any way limit the rights of the Agent and Lenders (x) with respect to the last sentence of the immediately preceding subsection (a) or (y) under Article X.

(d)           The Credit Agreement is further amended by restating Section 4.1.(a)(iii) thereof in its entirety as follows:

(iii) has or would have the effect of reducing the rate of return on capital of such Lender (or any Person controlling such Lender) to a level below that which such Lender (or such Person) could have achieved but for such Regulatory Change (taking into consideration the policies of such Lender or Person with respect to capital adequacy).

(e)           The Credit Agreement is further amended by restating Section 7.12.(c) thereof in its entirety as follows:

(c)           Inclusion of Eligible Properties in Financial Calculations.  An Eligible Property (other than an Eligible 1031 Property) owned or leased by a Subsidiary, a Structured Finance Investment owned by a Subsidiary and an Eligible 1031 Property acquired by an EAT or QI with proceeds of a loan made by a Subsidiary, shall be included in determinations of Unencumbered Adjusted NOI and Unencumbered Asset Value only if the Borrower has delivered each of the items required under the immediately preceding subsection (a) with respect to such Subsidiary.  An Eligible Property (other than an Eligible 1031Property) and a Structured Finance Investment shall not be included in determinations of Unencumbered Adjusted NOI and Unencumbered Asset Value if any Subsidiary owning or leasing such Eligible Property or owning such Structured Finance Investment is not a Guarantor.  An Eligible 1031 Property shall not be included in determinations of Unencumbered Adjusted NOI and Unencumbered Asset Value if the Subsidiary that holds the note evidencing the loan made to the EAT or QI to finance the acquisition of such Eligible 1031 Property is not a Guarantor.

(f)            The Credit Agreement is further amended by re-lettering the existing Section 8.4.(p) as Section 8.4.(q) and inserting a new 8.4.(p) therein as follows:

(p)           Reckson Limitation Termination Event.  Promptly upon the occurrence thereof, notice of the occurrence of any of the events described in the definition of the term “Reckson Limitation Termination Event”, together with such evidence as the Agent may reasonably request to establish the occurrence of such event; and

(g)           The Credit Agreement is further amended by restating Sections 9.1.(h) and (i) thereof in their entirety as follows:

(h)           Minimum Unencumbered Asset Value.  The Unencumbered Asset Value attributable to Eligible Properties to be less than $600,000,000 at any time.  Until the occurrence of the Reckson Limitation Termination Event, Eligible Properties owned by any Reckson Party shall be disregarded when determining compliance with this subsection.

(i)            Minimum Number of Eligible Properties.  The number of Eligible Properties to be less than 5 at any time.  Until the occurrence of the Reckson Limitation Termination Event, Eligible Properties owned by any Reckson Party shall be disregarded when determining compliance with this subsection.

(h)           The Credit Agreement is further amended by restating Section 9.6.(b) thereof in its entirety as follows:

(b)           The Parent and the Borrower shall not, and shall not permit any Subsidiary or other Loan Party to, enter into, assume or otherwise be bound by any Negative Pledge except for a Negative Pledge contained in (i) an agreement (x) evidencing Indebtedness which the Parent, the Borrower or such Subsidiary may create, incur, assume, or permit or suffer to exist under Section 9.3., (y) which Indebtedness is secured by a Lien permitted to exist under the Loan Documents, and (z) which prohibits the creation of any other Lien on only the property securing such Indebtedness as of the date such agreement was entered into; (ii) in an agreement relating to the sale of a Subsidiary or assets pending such sale, provided that in any such case the Negative Pledge applies only to the

Subsidiary or the assets that are the subject of such sale; or (iii) the Existing Credit Agreements.

(i)            The Credit Agreement is further amended by inserting a new Section 9.13. therein as follows:

Section 9.13         Reckson Limitations.

(a)           Generally.  Notwithstanding anything to the contrary contained in this Agreement but subject to the immediately following subsection (b), until the occurrence of the Reckson Limitation Termination Event:

(i)            the Parent and the Borrower shall not, and shall not permit any Subsidiary or any other Person to, make any Investment in any Reckson Party;

(ii)           the Parent shall not permit any Reckson Party to acquire any asset (whether by means of a direct purchase, merger or otherwise); and

(iii)          the Parent shall not permit any Reckson Party to (x) convey, sell, lease, sublease, transfer or otherwise dispose of any Property (other than leases and subleases of Properties in the ordinary course of business)  that is not subject to any Lien (other than Permitted Liens of the types described in clauses (a) through (d) of the definition of Permitted Liens) and is not subject to a Negative Pledge (such a Property being an “Unencumbered Property”), (y) incur, assume, or otherwise become obligated in respect of any Indebtedness secured by a Lien on any Unencumbered Property owned or leased by a Reckson Party or on any of the Parent’s direct or indirect ownership interest in such Reckson Party or (z) refinance any Indebtedness in respect of which any Reckson Party is obligated, unless in the case of any of the preceding clauses (x) through (z), all Net Cash Proceeds payable to or for the account of any Reckson Party are paid, or immediately distributed by a Reckson Party, to the Parent or the Borrower; provided, however, Net Cash Proceeds shall not be required to be paid to, or distributed to, the Parent or the Borrower to the extent, and only to the extent, such distribution would result in a Default or Event of Default (as each such term is defined in a Reckson Note Document).

Notwithstanding the foregoing, the Parent may permit (x) the Equity Interests of the Subsidiary that holds the note evidencing the loan made to the respective EATs to finance the acquisition of the Eligible 1031 Properties known as 810 7th Avenue, New York, New York and 1185

Avenue of the Americas, New York, New York and (y) title to such Eligible 1031 Properties to be held by a Reckson Subsidiary.

(b)           Elimination of Limitations.  Upon the occurrence of the Reckson Limitation Termination Event and at all times thereafter, the limitations of the immediately preceding subsection (a) shall cease to apply and shall be of no further force or effect.

(j)            The Credit Agreement is further amended by restating Section 12.5.(e) thereof in its entirety as follows:

(e)           Limitations upon Participant Rights.  A Participant shall not be entitled to receive any greater payment under Sections 3.12., 4.1. and 4.4. than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent.  A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.12. unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower and the Agent, to comply with Section 3.12.(c) as though it were a Lender.

Section 2.  Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Agent of each of the following or satisfaction of each of the following, each in form and substance satisfactory to the Agent:

(a)           A counterpart of this Amendment duly executed by the Borrower and each of the Lenders;

(b)           A First Amendment to Guaranty substantially in the form of Exhibit A attached hereto, executed by each Guarantor (the “Guaranty Amendment”);

(c)           An Accession Agreement executed by each of the Subsidiaries that are to become Guarantors (the “New Guarantor(s)”);

(d)           For each of the New Guarantors, each of the items that would have been delivered under Section 5.1.(a)(iv)-(viii) and (xiv) if such New Guarantor had been a Guarantor as of the Effective Date;

(e)           Evidence that all fees due and payable to the Lenders, and all fees and expenses payable to the Agent, in connection with this Amendment have been paid;

(f)            A certificate from the Parent’s chief executive officer or chief financial officer certifying that (i) no material provision or condition (including conditions relating to the accuracy of the representations and warranties set forth therein) of the Merger Agreement has been waived, amended, supplemented or otherwise modified in a manner that is material and adverse to the Agent or the Lenders and (ii) all conditions precedent to the closing of the Acquisition (other than (x) the payment of the aggregate Merger Consideration (as defined in the Merger Agreement) by the Parent, or (y) the filing of the Articles of Merger of Reckson and Wyoming Acquisition Corp. in Maryland and the filing of the Certificate of Merger of Reckson OP and Wyoming Acquisition Partnership LP in Delaware) have been satisfied or waived; and

(g)           A Compliance Certificate calculated as of September 30, 2006 (giving pro forma effect to the Acquisition);

(h)           Evidence that the aggregate amount of the Commitments of the Lenders shall equal $800,000,000 after giving effect to (i) the increase in the amount of the Commitments of the Lenders that are currently parties to the Credit Agreement and (ii) other Persons becoming Lenders under the Credit Agreement, in each case, as contemplated by Section 2.16 of the Credit Agreement; and

(i)            Such other documents, instruments and agreements as the Agent may reasonably request.

Section 3.  Condition Subsequent.  The Parent shall deliver to the Agent not later than 5:00 p.m. on the Business Day immediately following the date on which the Acquisition becomes effective, evidence reasonably satisfactory to the Agent of the filing of the Articles of Merger of Reckson and Wyoming Acquisition Corp. in Maryland and the filing of the Certificate of Merger of Reckson OP and Wyoming Acquisition Partnership LP in Delaware.  The parties hereto acknowledge and agree that the failure to satisfy the condition set forth in this Section by the time set forth in this Section shall be an immediate Event of Default.

Section 4.  Consent to First Amendment to Guaranty.  Each of the Lenders party hereto consents to the amendments to the Guaranty set forth in the Guaranty Amendment.

Section 5.  Representations.  Each of the Borrower and the Parent represents and warrants to the Agent and the Lenders that:

(a)           Authorization.  Each of the Borrower and the Parent has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of each of the Borrower and the Parent and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower and the Parent enforceable against the each of them in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b)           Compliance with Laws, etc.  The execution and delivery by each of the Borrower and the Parent of this Amendment and the performance by each of the Borrower and the Parent of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:  (i) require any Government Approvals or violate any Applicable Laws (including Environmental Laws) relating to the Borrower, the Parent or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower, the Parent or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound (including, without limitation, the Reckson Note Documents or any of the Reckson Notes); and (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower, the Parent or any other Loan Party.

(c)           No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

(d)           Acquisition.  As of the date on which the Acquisition becomes effective and after giving effect to the application of the proceeds to finance the Acquisition, the Acquisition shall have been consummated in all material respects in accordance with the terms of the Merger Agreement and no material provision or condition (including conditions relating to the accuracy of the representations and warranties set forth therein) of the Merger Agreement shall have been waived, amended, supplemented or otherwise modified in a manner that is material and adverse to the Agent or the Lenders.

Section 6.  Reaffirmation of Representations by Borrower and Parent.  Each of the Borrower and the Parent hereby repeats and reaffirms all representations and warranties made by each of the Borrower and the Parent and the other Loan Parties to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full; provided, however, with respect to Reckson, its Subsidiaries and their businesses, only the following representations shall be deemed made on the date hereof: (i) the representations and warranties set forth in Sections 6.1.(a), (c), (d), (q)(i) and (r) of the Credit Agreement and (ii) the representations and warranties of Reckson set forth in the Merger Agreement (x) that are material to the interests of the Lenders and (y) the breach of which would permit the Parent to terminate its obligations under the Merger Agreement (without regard to whether any notice is required to be given by the Parent in connection therewith).

Section 7.  Joinder and Representations of New Lenders.  Each of the Parent, the Borrower and each Lender that is a party hereto (solely with respect to itself) agrees that upon the effectiveness of this Amendment the Commitments of the Lenders shall be as set forth on Exhibit B attached hereto.

Section 8.  Release of Guarantors.  Notwithstanding any notice requirement set forth in Section 7.12.(b) of the Credit Agreement, the following Guarantors are released from the Guaranty:  New Green 1140 Realty LLC, Green 286 Madison LLC, Green 290 Madison LLC, SL

Green Realty Acquisition LLC, SLG 20 Exchange Funding LLC, SLG 80 Broad Funding LLC, and SLG 1466 Broadway LLC.

Section 9.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 10.  Expenses.  The Borrower shall reimburse the Agent upon demand for all costs and expenses (including attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 11.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 12.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 13.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 14.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 15.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement, as amended by this Amendment.

Section 16.  Funding into Escrow.

(a)           Generally.  No later than 2:00 p.m. on the date one day prior to the anticipated closing date of the Acquisition and upon the Agent’s request, each Lender will make available to the Agent at the Principal Office, in immediately available funds, the proceeds of such Lender’s Revolving Loan that the Borrower has requested be made by such Lender on the closing date of the Acquisition.  No later than 4:00 p.m. on such date, the Agent shall deliver the proceeds of such Revolving Loans to a title company or financial institution (the “Escrow Agent”) which shall have agreed (a) to hold the proceeds of such Revolving Loans in escrow for the Lenders on terms acceptable to the Agent in its sole discretion and (b) to release such proceeds to the Borrower only upon written confirmation (which may be in the form of an e-mail) from the Agent or the Agent’s counsel that all of the conditions precedent set forth in Section 2 of this

Amendment and the applicable conditions contained in Article V. of the Credit Agreement shall have been satisfied or waived by the Lenders.  Unless the Agent shall have been notified by any Lender that such Lender does not intend to make available to the Agent the proceeds of the Revolving Loan to be made by such Lender on the closing date of the Acquisition, the Agent may assume that such Lender will make the proceeds of such Revolving Loan available to the Agent and the Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Escrow Agent the amount of such Revolving Loan to be provided by such Lender. Subject to satisfaction (or waiver by the Lenders) of the conditions set forth in Section 2 of this Amendment and the applicable conditions contained in Article V. of the Credit Agreement, the Agent will make the proceeds of all such Revolving Loans available to the Borrower no later than 10:00 a.m. on the closing date of the Acquisition by authorizing the Escrow Agent to release such proceeds from such escrow.

(b)           Interest Accrual; Return of Funds from Escrow.  The Borrower acknowledges that interest shall begin to accrue on a Lender’s Revolving Loan being made as contemplated in the preceding subsection on the date such Lender makes the proceeds of such Revolving Loan available to the Agent (or the Agent makes the proceeds of a Revolving Loan available to the Escrow Agent on behalf of a Lender, with such interest being for the account of the Agent) as contemplated in the immediately preceding subsection.  The Borrower agrees that if the closing date of the Acquisition has not occurred by January 31, 2007: (i) the Agent, on behalf of the Lenders, may require the Escrow Agent to return to the Agent the proceeds of such Revolving Loans which shall be paid to the Lenders (or the Agent, if applicable) in accordance with the applicable provisions of the Credit Agreement; (ii) the Borrower shall pay to the Agent all accrued and unpaid interest on such Revolving Loans, which shall be paid to the Lenders (or the Agent, if applicable) in accordance with the applicable provisions of the Credit Agreement and (iii) the amendments to the Credit Agreement contemplated by Section 1 shall be of no effect.

Section 17.  No Tax Advice.  The Borrower acknowledges and agrees that it has not relied on the Agent, any Lender or any of their respective legal counsel for any tax advice relating to the transaction contemplated by this Amendment and the other Loan Documents.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed as of the date first above written.

THE BORROWER:

SL GREEN OPERATING PARTNERSHIP, L.P.

By:
Name:
Title:

THE PARENT:

SL GREEN REALTY CORP.

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with

SL Green Operating Partnership, L.P.]

THE AGENT AND THE LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Agent, as a Lender and as Swingline Lender

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with

SL Green Operating Partnership, L.P.]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with

SL Green Operating Partnership, L.P.]

COMMERZBANK AG, NEW YORK BRANCH, as a
Lender

By:
Name:
Title:

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement

with SL Green Operating Partnership, L.P.]

EUROHYPO AG, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with

SL Green Operating Partnership, L.P.]

EMIGRANT REALTY FINANCE LLC, as a Lender

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with

SL Green Operating Partnership, L.P.]

ING REAL ESTATE FINANCE (USA) LLC, as a Lender

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement

with SL Green Operating Partnership, L.P.]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as
a Lender

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with

SL Green Operating Partnership, L.P.]

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with

SL Green Operating Partnership, L.P.]

THE BANK OF NEW YORK, as a Lender

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with

SL Green Operating Partnership, L.P.]

SOVEREIGN BANK, as a Lender

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with

SL Green Operating Partnership, L.P.]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with

SL Green Operating Partnership, L.P.]

CITICORP NORTH AMERICA, INC., as a Lender

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with

SL Green Operating Partnership, L.P.]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as
a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with

SL Green Operating Partnership, L.P.]

BANK LEUMI USA, as a Lender

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with

SL Green Operating Partnership, L.P.]

UNION BANK OF CALIFORNIA N.A., as a Lender

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with

SL Green Operating Partnership, L.P.]

AIB DEBT MANAGEMENT LIMITED, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with

SL Green Operating Partnership, L.P.]

COMERICA BANK, as a Lender

By:
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with

SL Green Operating Partnership, L.P.]

LEHMAN BROTHERS COMMERCIAL BANK, as a
Lender

By:
Name:
Title:

EXHIBIT A

FORM OF FIRST AMENDMENT TO GUARANTY

THIS FIRST AMENDMENT TO GUARANTY (this “Amendment”) dated as of January 24, 2007 executed by each of the undersigned (the “Guarantors”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”).

WHEREAS, each of the Guarantors executed and delivered to the Agent that certain Guaranty dated as of September 29, 2005 (the “Guaranty”) in favor of the Agent and each “Lender” a party to the Credit Agreement referenced below (the “Lenders”) pursuant to which they guarantied, among other things, the obligations of the Borrower referenced below under the Credit Agreement; and

WHEREAS, SL Green Operating Partnership, L.P. (the “Borrower”), SL Green Realty Corp. (the “Parent”), the Lenders and the Agent have entered into that certain Credit Agreement dated as of September 29, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Guarantors and the Agent desire to amend certain provisions of the Guaranty on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Specific Amendments to Guaranty.  The parties hereto agree that the Guaranty is amended as follows:

(a)           the Guaranty is amended by amending and restating Section 1 thereof in its entirety as follows:

Section 1.  Guaranty.  Subject to Section 30 in the case of a Reckson Subsidiary, each Guarantor hereby absolutely, irrevocably and unconditionally guaranties the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all of the following (collectively referred to as the “Guarantied Obligations”): (a) all indebtedness and obligations owing by the Borrower to any Lender or the Agent under or in connection with the Credit Agreement and any other Loan Document, including without limitation, the repayment of all principal of the Loans and the Reimbursement Obligations, and the payment of all interest, fees, charges, attorneys’ fees and other amounts payable to any Lender or the Agent thereunder or in connection therewith; (b) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing; (c) all expenses, including, without limitation, reasonable attorneys’ fees and disbursements, that are incurred by the Lenders and the Agent in the enforcement of any of the foregoing or any obligation of such Guarantor hereunder; and (d) all other Obligations.

(b)  the Guaranty is further amended by inserting the following Section 30 therein as follows:

Section 30.  Limitation of Liability of Reckson Subsidiaries.

(a)           Generally.  Notwithstanding anything to the contrary contained in this Guaranty but subject to the immediately following sentence, until the occurrence of the Reckson Limitation Termination Event the amount of Guarantied Obligations recoverable from the Reckson Subsidiaries that are Guarantors shall not exceed the Allocable Guaranty Limitation.  Upon the occurrence of the Reckson Limitation Termination Event and at all times thereafter, the limitations of the immediately preceding sentence shall cease to apply and shall be of no further force or effect.

(b)           Definitions.  As used in this Section, the following terms have the indicated meanings:

“Allocable Guaranty Limitation” means, at any time of determination, (i) the Overall Guaranty Limitation, times (ii) the aggregate amount of Pari Passu Indebtedness owing in respect of the Credit Agreement at such time, divided by (iii) the aggregate amount of all Pari Passu Indebtedness at such time.

“Overall Guaranty Limitation” means, at any time of determination, the sum of (a) $500,000,000, (or, in the event of a sale, financing or refinancing of a Property owned by a Reckson Party, such lesser amount, as certified from time to time by the Borrower to the Agent, as shall equal 80% of the maximum amount of Pari Passu Indebtedness permitted to be maintained under Sections 1005 and 1006 of the Reckson Indenture), plus (b) 95% of the aggregate principal amount of Reckson Notes that are Outstanding Securities (as defined in the Reckson Indenture) or outstanding under the Reckson Note Purchase Agreement, as applicable, as of the Agreement Date which cease to be Outstanding Securities (as defined in the Reckson Indenture) or outstanding under the Reckson Note Purchase Agreement, as applicable, after the Agreement Date.

“Pari Passu Indebtedness” means Indebtedness (i) owing by the Borrower; (ii) evidenced by documents, instruments and agreements containing terms, conditions, representations, covenants and events of default substantially the same as, or less restrictive than, but in no event more restrictive than, those contained in the Credit Agreement and the other Loan Documents; (iii) that is not Secured Indebtedness; (iv) that ranks pari passu with the Indebtedness owing under the Credit Agreement; and (v) that has been Guarantied by each Reckson Party that is a Guarantor hereunder on terms substantially the same as the terms of this

Guaranty (and in any event, including a provision identical in substance to this Section 30).  As of the date hereof, Pari Passu Indebtedness includes Indebtedness owing by the Borrower under (x) the Credit Agreement and other Loan Documents to which it is a party, (y) that certain Credit Agreement dated as of January 24, 2007 by and among the Borrower, the Parent, the financial institutions from time to time party thereto as “Lenders”, Wachovia Bank, National Association, as Agent and the other parties thereto and the other Loan Documents (as defined in such Credit Agreement) and (z) that certain Third Amended and Restated Credit Agreement dated as of December 28, 2005 by and among the Borrower, the Parent, the financial institutions from time to time party thereto as “Lenders”, Wells Fargo Bank, National Association, as Agent, and the other parties thereto and the other Loan Documents (as defined in such Credit Agreement).

Section 2.  Reaffirmation of Guaranty.  Each Guarantor, after giving effect to the amendments contained in that certain First Amendment to Credit Agreement dated as of even date herewith (the “Credit Agreement Amendment”) by and among the Borrower, the Parent, the Lenders and the Agent, hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty, as amended by this Amendment, and agrees that the transactions contemplated by the Credit Agreement Amendment shall not in any way affect the validity and enforceability of its obligations under the Guaranty, as amended by this Amendment, or reduce, impair or discharge the obligations of such Guarantor thereunder

Section 3.  Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a)           A counterpart of this Amendment duly executed by each of the Guarantors; and

(b)           Such other documents, instruments and agreements as the Agent may reasonably request.

Section 4.  Representations.  Each of the Guarantors represents and warrants to the Agent that:

(a)           Authorization.  Each of the Guarantors has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Guaranty, as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of each of the Guarantors and each of this Amendment and the Guaranty, as amended by this Amendment, is a legal, valid and binding obligation of each of the Guarantors enforceable against the each of them in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b)           Compliance with Laws, etc.  The execution and delivery by each of the Guarantors of this Amendment and the performance by each of the Guarantors of this Amendment and the Guaranty, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:  (i) require any Government Approvals or violate any Applicable Laws (including Environmental Laws) relating to any Guarantor; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Guarantor, or any indenture, agreement or other instrument to which any Guarantor is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Guarantor.

(c)           No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

Section 5.  Reaffirmation of Representations by Guarantors.  Each of the Guarantors hereby repeats and reaffirms all representations and warranties made by each of them to the Agent and the Lenders in the Guaranty on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 6.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 7.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 8.  Effect.  Except as expressly herein amended, the terms and conditions of the Guaranty remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 9.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 10.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Guaranty.

[Signatures on Following Pages]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Guaranty to be executed as of the date first above written.

AGENT:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Agent

By:
Name:
Title:

[Signatures on Continue on Following Pages]

[Signature Page to First Amendment to Guaranty for

SL Green Operating Partnership, L.P.]

GUARANTORS:

SL GREEN REALTY CORP.
SL GREEN MANAGEMENT LLC
SLG IRP REALTY LLC
GREEN 292 MADISON LLC
GREEN 110 EAST 42ND LLC
GREEN 1372 BROADWAY LLC
GREEN 440 NINTH LLC
GREEN 470 PAS LLC
GREEN 317 MADISON LLC
GREEN W. 57TH ST., LLC
GREEN 461 FIFTH LESSEE LLC
GREEN 28W44 LLC
GREEN 19W44 OWNER LLC
GREEN 19W44 MEMBER LLC
GREEN 19W44 JV LLC
GREEN 19W44 MEZZ LLC
750 THIRD OWNER LLC
SLG 609 FUNDING LLC
SL GREEN 11 MADISON FUNDING LLC
SL GREEN 530 FUNDING LLC
SLG GALE PE LLC
SLG 17 BATTERY FUNDING LLC
601 STARRETT PREFERRED INVESTOR LLC
SLG 125 CHUBB FUNDING LLC
GREEN LNR DEBT LLC
180 MADISON PREFERRED MEMBER LLC

By:
Name:	Gregory F. Hughes
Title:	Chief Financial Officer

EXHIBIT B

Commitments

Lender	Commitment
Wachovia Bank, National Association	$58,500,000
KeyBank National Association	58,500,000
Citigroup North America, Inc.	30,000,000
Eurohypo AG, New York Branch	51,000,000
Commerzbank AG, New York Branch	42,000,000
Wells Fargo Bank, National Association	41,000,000
ING Real Estate Finance (USA) LLC	44,000,000
JPMorgan Chase Bank, NA	9,000,000
Morgan Stanley Bank	9,000,000
The Bank of New York	39,000,000
Aareal Bank AG	9,000,000
AIB Debt Management Limited	12,000,000
Allied Irish Banks, p.l.c.	9,000,000
Bank of America, N.A.	39,000,000
Bank of China, New York Branch	9,000,000
The Bank of East Asia, Limited, Los Angeles Branch	3,750,000
The Bank of Nova Scotia	9,000,000
Bank of Taiwan, New York Agency	7,500,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd	9,000,000
Chang Hwa Commercial Bank, Ltd., New York Branch	7,500,000
Comerica Bank	19,000,000
DekaBank Deutsche Girozentrale	9,000,000
Deutsche Bank Trust Company Americas	30,000,000
E. Sun Commercial Bank Ltd., Los Angeles Branch	3,750,000
First Commercial Bank, New York Agency	9,000,000
Fortis Capital Corp.	9,000,000
Landesbank Hessen-Thuringen Girozentrale	9,000,000
Hua Nan Commercial Bank, Ltd.	5,625,000
LaSalle Bank National Association	9,000,000
Lehman Brothers Commercial Bank	19,000,000
Mega International Commercial Bank Co., Ltd. New York Branch	9,000,000
Merrill Lynch Bank USA	9,000,000
Natixis	9,000,000
The Northern Trust Co.	5,625,000
PNC Bank, National Association	33,000,000
Sovereign Bank	37,500,000
Taipei Fubon Commercial Bank, New York Agency	3,750,000
Union Bank of California N.A.	24,000,000
Bank Leumi USA	15,000,000
Emigrant Realty Finance LLC	35,000,000
Total	$800,000,000

B-1